SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
Disclosure of events after reporting period [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS

AngloGold Ashanti Announces Completion of Acquisition of Corvus
On 18 January 2022, AngloGold Ashanti announced the successful completion of the previously announced plan of arrangement with Corvus Gold Inc. (“Corvus”), pursuant to which AngloGold Ashanti agreed to acquire the remaining 80.5% of common shares of Corvus, not already owned by AngloGold Ashanti. On acquisition, AngloGold Ashanti obtained control over Corvus. Under the terms of the arrangement, the shareholders of Corvus (other than the AGA group) received C$4.10 in cash per Corvus share.

The acquisition, deemed to be an asset acquisition under IFRS, resulted in a total consideration of $445m, including a non-cash consideration of $80m. The non-cash consideration represents the fair value of the 19.5% Corvus investment held by the group, prior to the acquisition of the 80.5%, and previously accounted for as an equity investment at fair value through OCI. The cash consideration paid, including transaction costs, at an exchange rate of C$1.26/$, amounted to $365m.

The total consideration will be allocated to the acquired assets and assumed liabilities based on their estimated relative fair values on the acquisition date, which primarily consist of leased mineral properties and exploration results. Management is finalising the assessment of certain inputs and assumptions and gathering information that may impact the identification and fair value of the net assets.

Dividend declaration - On 22 February 2022, the directors of AngloGold Ashanti declared a gross cash dividend per ordinary share of 217 South African cents (assuming an exchange rate of ZAR 15.50/$, the gross dividend payable per ADS is equivalent to 14 US cents).